Exhibit 99.1

(1)  Dr. Philippe Chambon ("Chambon"), in his capacity as a member of the investment committees of DLJCC (as defined below) and of DLJLBO (as defined below), may be deemed to beneficially own the shares as to which this Form 4 relates. Dr. Chambon disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

Sprout Capital IX, L.P. ("Sprout IX"), Sprout Capital VIII, L.P. ("Sprout VIII"), Sprout Capital VII, L.P. ("Sprout VII"), Sprout CEO Fund, L.P. ("Sprout CEO"), Sprout Entrepreneurs Fund, L.P. ("Sprout Entrepreneurs"), Sprout IX Plan Investors, L.P. ("IX Plan"), Sprout Plan Investors, L.P. ("Plan Investors"), Sprout Venture Capital, L.P. ("Sprout Venture") and DLJ ESC II, L.P. ("ESC II") are Delaware limited partnerships which make investments for long term appreciation. DLJ Capital Corporation ("DLJCC"), a Delaware corporation acts as a venture capital partnership management company. DLJCC is also the general partner of Sprout CEO, Sprout Entrepreneurs and Sprout Venture. DLJCC is also the managing general partner of Sprout IX, Sprout VIII, Sprout VII and, as such, is responsible for their day-to-day management. DLJCC makes all of the investment decisions on behalf of Sprout IX, Sprout VIII, Sprout VII, Sprout CEO, Sprout Entrepreneurs and Sprout Venture. DLJ Associates IX, L.P. ("Associates IX"), a Delaware limited partnership, is a general partner of Sprout IX and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout IX. DLJ Capital Associates IX, Inc. ("DLJCA IX"), a Delaware corporation, is the managing general partner of Associates IX. DLJ Associates VIII, L.P. ("Associates VIII"), a Delaware limited partnership, is a general partner of Sprout VIII and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout VIII. DLJ Capital Associates VIII, Inc. ("DLJCA VIII"), a Delaware corporation, is the managing general partner of Associates VIII. DLJ Associates VII, L.P. ("Associates VII"), a Delaware limited partnership, is a general partner of Sprout VII and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout VII. DLJ Capital Associates VII, Inc. ("DLJCA VII"), a Delaware corporation, is the managing general partner of Associates VII. Dr. Chambon is a limited partner of Associates IX, Associates VIII and Associates VII. DLJ LBO Plans Management Corporation II ("DLJLBO"), a Delaware corporation, is the general partner of IX Plan and Plan Investors and, as such, is responsible for each of their day-to-day management. DLJLBO makes all of the investment decisions on behalf of IX Plan and Plan Investors.

(2) Includes  (i) 184,941 shares of Common Stock sold by Sprout VIII, (ii) 72,856 shares of Common Stock sold by Sprout VII, (iii) 848 shares of Common Stock sold by Sprout CEO, (iv) 4,141 shares of Common Stock sold by Plan Investors, (v) 11,100 shares of Common Stock sold by Sprout Venture, (vi) 11,886 shares of Common Stock sold by ESC II and (vii) 14,228 shares of Common Stock sold by DLJCC.

(3) Includes  (i) 2,034,141 shares of Common Stock held directly by Sprout VIII, (ii) 801,328 shares of Common Stock held directly by Sprout VII, (iii) 9,326 shares of Common Stock held directly by Sprout CEO, (iv) 45,547 shares of Common Stock held directly by Plan Investors, (v) 122,081 shares of Common Stock held directly by Sprout Venture, (vi) 130,731 shares of Common Stock held directly by ESC II, (vii) 2,768,323 shares of Common Stock held directly by Sprout IX, (viii) 11,030 shares of Common Stock held directly by Sprout Entrepreneurs, (ix) 131,474 shares of Common Stock held directly by IX Plan, (x) 156,501 shares of Common Stock held directly by DLJCC and (xi) 33,551 shares of Common Stock held directly by Chambon.

(4) Includes  (i) 61,647 shares of Common Stock sold by Sprout VIII, (ii) 24,285 shares of Common Stock sold by Sprout VII, (iii) 283 shares of Common Stock sold by Sprout CEO, (iv) 1,380 shares of Common Stock sold by Plan Investors, (v) 3,700 shares of Common Stock sold by Sprout Venture, (vi) 3,962 shares of Common Stock sold by ESC II and (vii) 4,743 shares of Common Stock sold by DLJCC.

(5) Includes  (i) 1,972,494 shares of Common Stock held directly by Sprout VIII, (ii) 777,043 shares of Common Stock held directly by Sprout VII, (iii) 9,043 shares of Common Stock held directly by Sprout CEO, (iv) 44,167 shares of Common Stock held directly by Plan Investors, (v) 118,381 shares of Common Stock held directly by Sprout Venture, (vi) 126,769 shares of Common Stock held directly by ESC II, (vii) 2,768,323 shares of Common Stock held directly by Sprout IX, (viii) 11,030 shares of Common Stock held directly by Sprout Entrepreneurs, (ix) 131,474 shares of Common Stock held directly by IX Plan, (x) 151,758 shares of Common Stock held directly by DLJCC and (xi) 33,551 shares of Common Stock held directly by Chambon.

(6) Includes  (i) 22,871 shares of Common Stock sold by Sprout VIII, (ii) 9,010 shares of Common Stock sold by Sprout VII, (iii) 105 shares of Common Stock sold by Sprout CEO, (iv) 512 shares of Common Stock sold by Plan Investors, (v) 1,373 shares of Common Stock sold by Sprout Venture, (vi) 1,470 shares of Common Stock sold by ESC II and (vii) 1,759 shares of Common Stock sold by DLJCC.

(7) Includes  (i) 1,949,623 shares of Common Stock held directly by Sprout VIII, (ii) 768,033 shares of Common Stock held directly by Sprout VII, (iii) 8,938 shares of Common Stock held directly by Sprout CEO, (iv) 43,655 shares of Common Stock held directly by Plan Investors, (v) 117,008 shares of Common Stock held directly by Sprout Venture, (vi) 125,299 shares of Common Stock held directly by ESC II, (vii) 2,768,323 shares of Common Stock held directly by Sprout IX, (viii) 11,030 shares of Common Stock held directly by Sprout Entrepreneurs, (ix) 131,474 shares of Common Stock held directly by IX Plan, (x) 149,999 shares of Common Stock held directly by DLJCC and (xi) 33,551 shares of Common Stock held directly by Chambon.